UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  JULY 26, 2005


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

             0-13368                                 37-1103704
      (Commission File Number)           (IRS Employer Identification No.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (Address Including Zip Code of Principal Executive Offices)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 4.01.   Changes in Registrant's Certifying Accountant.

     (a)  On  July  26,  2005,   First   Mid-Illinois   Bancshares,   Inc.  (the
          "Registrant") engaged BKD, LLP ("BKD") as its independent registered public accounting firm after dismissing KPMG LLP ("KPMG") on that date. These actions were approved by the Registrant's Audit Committee.

          The reports of KPMG on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2004 and 2003, and KPMG's report on management's assessment and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the years ended December 31, 2004 and 2003, and through July 26, 2005 (the "Relevant Period"), there have been no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to KPMG's satisfaction, would have caused KPMG to make reference thereto in connection with its report. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K issued by the United States Securities and Exchange Commission (the "Commission").

          The Registrant requested that KPMG furnish it with a letter addressed to the Commission stating whether or not KPMG agrees with the statements set forth in this subsection (a) above. A copy of such letter, dated July 26, 2005, is filed as Exhibit 16.1 to this Form 8-K.

     (b) On July 26, 2005, the Registrant engaged BKD as its independent registered public accounting firm to audit the Registrant's consolidated financial statements for the year ended December 31, 2005. As previously noted, the engagement of BKD was approved by the Registrant's Audit Committee.

          During the Relevant Period, neither the Registrant nor (to the Registrant's knowledge) anyone acting on behalf of the Registrant consulted with BKD regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed),
          (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a Reportable Event.


Item 9.01.   Financial Statements and Exhibits.

(a)      None required

(b)      None required

(c)      Exhibits

         Exhibit 16.1  Letter from KPMG LLP, dated July 26, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    FIRST MID-ILLINOIS BANCSHARES, INC.



Dated:  July 29, 2005               /s/ Michael L. Taylor

                                    Michael L. Taylor
                                    Chief Financial Officer

                               INDEX TO EXHIBITS


    Exhibit
     Number            Description
--------------------------------------------------------------------------------
     16.1       Letter from KPMG LLP, dated July 26, 2005

                                                                    Exhibit 16.1



July 26, 2005


Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:


We were previously principal accountants for First Mid-Illinois Bancshares, Inc. (the Company) and, under the date of March 9, 2005, we reported on the consolidated financial statements of First Mid-Illinois Bancshares, Inc. as of and for the year ended December 31, 2004 and 2003 and on management's assessment and the effectiveness of internal control over financial reporting as of December 31, 2004. On July 26, 2005, our appointment as principal accountants was terminated. We have read First Mid-Illinois Bancshares, Inc. statements under Item 4.01 of its Form 8-K dated July 26, 2005, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement in the first paragraph that the change was approved by the Audit Committee or with the statements in the two paragraphs under item 4.01(b).


Very truly yours,

/s/ KPMG LLP